SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

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                             FORM 8-K
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                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): September 25, 1997

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                     MILLER INDUSTRIES, INC.
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      (Exact name of Registrant as Specified in its Charter)


         Tennessee                  0-24298            62-1566286
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(State or other Jurisdiction of   (Commission File    (IRS Employer
Incorporation or Organization)        Number)        Identification No.)


                   8503 Hilltop Drive
                   Ooltewah, Tennessee                   37363
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        (Address of principal executive offices)       (Zip code)


  Registrant's telephone number, including area code: (423) 238-4171


                            Not applicable
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  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     The Company and certain of its officers and directors were named as defendants in a lawsuit purporting to be a class action that was served on September 24, 1997. The lawsuit alleges violations by the defendants of federal securities laws as a result of various public disclosures made by the Company from November 1996 through September 1997. Based on its preliminary analysis of this lawsuit as of the date of this Report, the Company believes that the allegations therein are without merit and intends to vigorously defend itself in this action.


                                      SIGNATURES


     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                              MILLER INDUSTRIES, INC.



                              By: /s/ Frank Madonia
                              Frank Madonia
                              Vice President, Secretary and
                              General Counsel


                                September 25, 1997
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                              Date